MidWestOne Financial Group, Inc.™

Annual Shareholders Meeting

APRIL 21, 2016

MidWestOne Financial Group, Inc.



Net Income
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$13,311
$16,534
$18,607
$18,522
$19,472*
$25,118
$28,091*
2011
2012
2013
2014
2015

$ In Thousands

*Non-GAAP; excludes merger related expenses

MidWestOne Financial Group, Inc.


Basic Earnings Per Share 2000 - 2015
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.04
$1.47
$1.95
$2.19
$2.32*
$2.71*
ISB Financial Corp.
MOFG
2000
2001
2002
2003
2004
2005
2006
2007
2008#
2009
2010
2011
2012
2013
2014*
2015*

Non-GAAP; excludes goodwill impairment charge;
* EPS excludes merger-related costs; $2.20 in 2014, $2.42 in 2015

YEAR END 2015

	MidWest*One* Bank	Central Bank	MOFG
Balance Sheet			
Total Deposits	$1,407,036	$1,061,873	$2,463,521
Total Loans	$1,173,870	$978,072	$2,151,942
Income Statement			
Net Income	$22,775	$6,959*	$25,118
Key Ratios			
ROA	1.32%	0.77%	0.91%
ROTE	14.46%	13.77%	14.70%
Efficiency Ratio	55.06%	60.22%	61.08%

$ In Thousands

* May 2, 2015 through December 31, 2015

MidWestOne Financial Group, Inc.


MOFG Total Deposits
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1,306,642
$1,399,733
$1,374,942
$1,408,542
$2,463,521
2011
2012
2013
2014
2015

($ in thousands)


MOFG Total Loans
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$986,173
$1,035,284
$1,088,412
$1,132,519
$2,151,942
2011
2012
2013
2014
2015

($ in thousands)

MOFG Loans to Deposit Ratio


90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
75.74%
73.96%
79.16%
80.40%
87.35%
2011
2012
2013
2014
2015

MidWestOne Financial Group, Inc.



Non-Performing Assets/Total Assets
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
1.31%
0.78%
0.89%
0.83%
0.68%
2011
2012
2013
2014
2015

Bank portfolio only; excludes loan pools


Net Charge Offs/Average Loans
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.30%
0.21%
0.11%
0.09%
0.11%
2011
2012
2013
2014
2015

Bank portfolio only; excludes loan pools


Tangible Common Equity to Tangible Asset Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.68%
9.22%
9.69%
10.29%
7.51%
2011
2012
2013
2014
2015

Return on Average Tangible Equity



16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
9.50%
10.95%
11.43%
10.61%
14.70%
2011
2012
2013
2014
2015


Total Return Performance
Index Value
250
225
200
175
150
125
100
75
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15

	Period Ending					
Index	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15
MidWestOne Financial Group, Inc.	100.00	98.24	140.38	190.05	205.97	221.81
NASDAQ Composite	100.00	99.21	116.82	163.75	188.03	201.40
SNL-Midwestern Banks Index	100.00	94.46	113.69	155.65	169.21	171.78

Data provided by SNL Financial.


Central Bank


MidWestOne Bank


Wisconsin
Minneapolis/St. Paul
Minnesota
Iowa
Florida Offices
Fort Myers
Naples
MidWestOne Offices
Des Moines
Iowa City

ONE TIME BENEFITS

- $1,011,000
  - Security Gains, 2015
- $2,328,000
  - Tax Credits, 2015
- $650,000
  - Sale of Ottumwa, 2015
- $711,000
  - Sale of Rice Lake & Barron, 2016

SALE OF LOCATIONS



Ottumwa, IA



Barron, WI



Rice Lake, WI

2016 OUTLOOK

- Healthy Economy in the
  Twin Cities & Iowa City
- Tough Ag Climate
- Deposit Growth Focus
- Bring Banks & Cultures Together

MOBILITY


MidWestOne
Bank

* Excludes merger-related costs

ADAPTING


Online Logins
1,650,000
1,600,000
1,550,000
1,500,000
2014
2015


Online Accounts Opened
300
200
100
0
2014
2015


ATM Withdrawals
220,000
215,000
210,000
205,000
200,000
2014
2015


Mobile Logins
1,500,000
1,000,000
500,000
0
2014
2015


Mobile Deposits
30,000
20,000
10,000
0
2014
2015


Chat Conversations
2,000
1,500
1,000
500
0
2014
2015

VIRTUAL IS REALITY


In-Branch vs Virtual
2015
2014
3,333,660
1,292,813
3,105,798
1,354,681
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
Virtual Interactions
In-Branch Transactions

Top Bank Workplace in Iowa in Mid-Sized Category

Des Moines Register


TOP 100 WORKPLACES 2013
The Des Moines Register
TOP 100 WORKPLACES 2014
The Des Moines Register
TOP WORK PLACES 2015
The Des Moines Register

MidWestOne Financial Group, Inc.

SERVING OUR COMMUNITIES




Mobile Deposit


MidWestOne Bank


Central Bank




You're the One

PERFORMANCE

Report By FMC Group		2015 Performance of Iowa Banks			
Company Size	*Number of Banks*	*Total Assets (000's)*	*Return on Assets (%)*	*Return on Equity (%)*	
Under $100 Mil	106	57,693	0.79	6.52	*Lowest*
$100 - $250 Mil	122	155,995	1.04	9.34	
$250 - $500 Mil	45	338,392	1.03	9.26	
$500 Mil - $1 Bil	19	695,344	1.07	10.22	
Over $1 Bil	13	1,670,914	1.04	10.73	*Highest*

OUR OPERATING PRINCIPLES

1. Take good care of our customers
2. Hire and retain excellent employees
3. Always conduct yourself with the utmost integrity
4. Work as one team
5. Learn constantly so we can continually improve

SENIOR MANAGEMENT TEAM

Name	Position	Banking Experience	Years with Company
Charles N. Funk	President & CEO	36 Years	16 Years
Susan R. Evans	Chief Operating Officer	40 Years	15 Years
Kent L. Jehle	EVP, Chief Credit Officer	35 Years	30 Years
Gary J. Ortale	EVP, Chief Financial Officer	38 Years	29 Years
Kurt R. Weise	Chairman, Central Bank	36 Years	28 Years
Douglas L. Benjamin	SVP, Chief Banking Officer, Central Bank	28 Years	12 Years
James M. Cantrell	SVP, Chief Risk Officer	30 Years	7 Years
Barbara A. Finney	SVP, Operations, MidWestOne Bank	24 Years	19 Years
Sondra J. Harney	SVP, Director of Human Resources	37 Years	37 Years
John J. Henk	SVP, Chief Information Officer	29 Years	10 Years
Katie A. Lorenson	SVP, Chief Financial Officer, Central Bank	16 Years	5 Years
Karin M. Taylor	SVP, Chief Risk Officer, Central Bank	26 Years	7 Years
Gregory W. Turner	SVP, Wealth Management	19 Years	8 Years

MidWestOne Financial Group, Inc.

Basic Earnings Per Share 2000 - 2015


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.71*
$2.32*
$2.19
$1.95
$1.47
$1.04
ISB Financial Corp.
MOFG
2000
2001
2002
2003
2004
2005
2006
2007
2008#
2009
2010
2011
2012
2013
2014*
2015*

Non-GAAP; excludes goodwill impairment charge;
* EPS excludes merger-related costs; $2.20 in 2014, $2.42 in 2015

Kent L. Jehle

IOWA CITY CONSTRUCTION AND REMODEL

MidWestOne Financial Group, Inc.

2008 FLOODS



HOME MORTGAGE CENTER & DRIVE UP


MidWestOne Bank
HOME LOAN CENTER
CUSTOMER PARKING ONLY

UNIVERSITY OF IOWA SCHOOL OF MUSIC



NEUMANN MONSON ARCHITECTS

MLC General Contractors
McComas-Lacina Construction

ONE PLACE CONCEPT





MidWestOne Financial Group, Inc.

ONE PLACE AT RIVERFRONT CROSSINGS

- The building's square footage is roughly 55,600 square feet and houses the bank's operation functions, the Home Mortgage Center, and a drive-thru bank.
- On track to achieve LEED Gold Certification
- There are 274 solar panels, producing 76 kilowatts (10-11% of building's needs).
- Over 95% of the work areas receive natural daylight.
- All lighting use high efficiency LED
- The building has employed an enhanced commissioning process to optimize energy use of mechanical systems and ensure employee comfort.
- The building's energy use is anticipated to be 45% more efficient than baseline Energy Code.


MidWestOneBank

HISTORIC DOWNTOWN LOCATION

NEUMANN MONSON ARCHITECTS

Knutson Construction

HISTORIC DOWNTOWN LOCATION



- **Originally built in 1912 as the Johnson County Savings Bank, the building is among the oldest in Downtown Iowa City**
- **Goals include**:
  - Reconfigure layout to fit modern needs
  - Repair and upgrade finishes and building systems to provide a modern, high performance work space
  - Preserve and restore the historic character of the building
- **Renovation includes**:
  - Exterior tuckpointing
  - Replacement of building cornice
  - Replacement of windows
  - Restoring bank lobby to original materials
  - New HVAC system
  - Refinishing original trim, doors, and floors
  - Renovation of the 1984 building to the south







MidWestOne Financial Group, Inc.


MidWestOne Bank


MidWestOne Bank
DRIVE-UP BANK

MidWestOne
Financial Group, Inc.™